Exhibit 99.1

November 2018 Investor Presentation INVESTOR PRESENTATION JERNIGAN CAPITAL 6410 Poplar Ave, Suite 650 Memphis, TN 38119

November 2018 Investor PresentationSAFE HARBOR DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS This presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and other federal securities laws. Such statements relate to our future performance, future book value, rates of return, ability to obtain future financing, including our ability to increase the capacity under our credit facility, exit capitalization rates, our use of capital, the timing of our investment cycle, future deliveries of new self-storage facilities in United States markets, the expected timing of completion of projects we finance, our ability to acquire wholly-owned assets, future profits from investments, our future stock price, our dividends to our common stockholders and the holders of our Series A and Series B Preferred Stock, our investment pipeline, our anticipated investment closings, future funding of existing investment commitments, and components of our full-year 2018 earnings guidance. The ultimate occurrence of events and results referenced in these forward-looking statements is subject to known and unknown risks and uncertainties, many of which are beyond our control. Such risks include our ability to obtain additional liquidity to fund our investment pipeline, our ability to make distributions at expected levels, the potential impact of interest rate fluctuations, the uncertainty as to the value of our investments, the lack of liquidity in our investments and whether we can realize expected gains from our equity participation interests. These forward-looking statements are based upon our present intentions and expectations, but the events and results referenced in these statements are not guaranteed to occur. Investors should not place undue reliance upon forward-looking statements. There can be no assurance that our expectations of the future performance of our investments will be achieved. This information provided herein is as of this date, and we undertake no duty to update any forward-looking statements contained herein. For a discussion of these and other risks facing our business, see the information under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2017 and in other filings we make with the Securities and Exchange Commission (“SEC”) from time to time, which are accessible on the SEC’s website at www.sec.gov. This presentation contains statistics and other data that has been obtained from or compiled from information made available by third parties. We have not independently verified such statistics or data. Unless otherwise indicated, all metrics presented herein are as of September 30, 2018. 2

November 2018 Investor PresentationINTRODUCTION January 2019 Investor Presentation OUR MISSION OUR TICKER SYMBOL Jernigan Capital provides debt and equity capital to private developers, owners and operators of self-storage facilities with a view to eventual outright ownership of facilities we finance. Our mission is to maximize shareholder value by accumulating a multi-billion dollar investment portfolio consisting of the newest, most attractive and best located self-storage facilities in the United States through a talented and experienced team demonstrating the highest levels of integrity, dedication, excellence and community. 3

November 2018 Investor PresentationRecent Events (1) The accordion feature is subject to certain conditions including obtaining additional commitments from lenders. The following events occurred during the quarter ending 12/31/2018: 4 .. 11/20/2018: The Company closed on a development investment with a commitment amount of $9.2 million in the Baltimore, MD MSA. .. 11/30/2018: The Company’s common stock was included in the MSCI US Investible Market 2500 Index. .. 12/4/2018: The Company received full repayment of its Chicago operating property loan in the amount of $2.5 million. .. 12/6/2018: Rebecca Owen and Randy Churchey joined the Company’s Board of Directors as independent members, expanding the board to eight members. .. 12/7/2018: The Company refreshed its common stock at-the-market (“ATM”) program for $75 million. .. 12/18/2018: The Company’s Boston 1 development loan was refinanced by a third party, resulting in full repayment of the outstanding loan balance in the amount of $12.6 million. JCAP retained its 49.9% profits interest in the underlying self-storage facility. .. 12/21/2018: The Company acquired the membership interest of its developer partner in a recently completed self-storage facility located at 1775 Fifth Avenue in Bay Shore, New York. With this acquisition, the Company now has 100% ownership of seven on- balance sheet development investments. .. 12/28/2018: The Company entered into an amended and restated senior secured revolving credit facility of up to $235 million with an accordion feature permitting expansion up to $400 million.(1) The facility has a three-year term that expires December 28, 2021 and two one-year extension options to extend the maturity of the facility to December 28, 2023. Advances under the credit agreement bear interest at rates between 225 and 325 basis points over 30-day LIBOR. .. From time to time during the quarter, the Company issued an aggregate $20.3 million of common stock under the company’s ATM program at an average share price of $21.16. This average price represents a 15% premium to the Company’s reported book value per share on 9/30/2018. The majority of these shares were issued into significantly elevated trading volume that management believes is due to the inclusion of the Company’s common stock in the MSCI US Investible Market 2500 Index beginning on November 30, 2018. Proceeds have already been fully deployed into development properties. January 2019 Investor Presentation

November 2018 Investor Presentation .. $370+ million pipeline of investments in underwriting .. Increasing short-term opportunity to acquire full ownership of existing projects as 2017 investments are completed and lease up .. Bridge and other creative financing structures provide additional acquisition opportunities in addition to accretive earnings growth opportunities Significant Identified and Potential Growth Opportunities Compelling Investment Economics .. Solely focused on self-storage – top performing real estate sector in total shareholder return since 1994(1) .. Core Investment Structure – 6.9%+ fixed return and profits interest = high IRRs, strong earnings and value growth .. RoFRs (“Right of First Refusal”) and motivated sellers create high return opportunities to acquire developers’ interests in existing projects; seven buyouts completed through 12/31/2018 Flexible Capital Structure Supports Strong Future Growth .. Demonstrated access to capital for external growth via public offerings of common and preferred stock, private preferred stock sale, ATM programs, credit facility, secured term loans, senior participations and joint venture transactions .. Identified sources of capital to fund all current commitments .. Strong ownership by senior executives and board (~8%) and institutions (~63%) .. Stable $1.40 per share of common stock annualized dividend supported by GAAP earnings in 2018 High Quality Platform with Demonstrated Expertise .. 70 current investments totaling ~$834 million – $711 million on balance sheet and $123 million in joint venture with Heitman (“Heitman JV”)(2) .. Closed $409 million of new development investments in 2017 .. Dedicated team with extensive knowledge of and relationships within the self-storage industry .. Disciplined investment process; closed on only ~8% of the investments evaluated since IPO(3) .. Scalable corporate platform and best-of-class third party management by powerful REIT platforms – e.g. CUBE, EXR, LSI INVESTMENT HIGHLIGHTS (1) Source: Nareit. | (2) Represents closed loan commitments and wholly-owned property investments as of 12/31/18, excluding closed investments that have been repaid. | (3) Represents closed loan commitments and wholly-owned property investments as of 12/31/18, including closed investments that have been repaid.5 January 2019 Investor Presentation

EXPERIENCED AND ALIGNED SENIOR MANAGEMENT TEAM

January 2019
Investor Presentation

~8.0% MANAGEMENT AND BOARD OWNERSHIP CREATES SIGNIFICANT ALIGNMENT OF INTERESTS



Dean Jernigan

Executive Chairman of the Board

- 32+ years in the self-storage industry
- Invested over $3 billion of capital in the self-storage industry
- CEO of CubeSmart from 2006 to 2013
- Chairman and CEO of Storage USA from 1984 to 2002
- Member of Nareit's Board of Governors from 1995 to 2002
- Member of Nareit's Executive Committee from 1998 to 2002



John Good

Chief Executive Officer

- President and COO of Jernigan Capital from June 2015 until October 2018; IPO counsel to Jernigan Capital
- 28+ years of experience with national corporate / securities law firms
- Former corporate and securities counsel to CubeSmart
- Ranked by Chambers USA as a leading lawyer to the REIT industry and has been active in Nareit since 1994



Jonathan Perry

President & Chief Investment Officer

- 20+ years in the self-storage industry
- CIO of CubeSmart, leading over $3.5 billion of self-storage investments
- Worked in various finance and real estate positions at Storage USA and its successor GE Capital Real Estate



Kelly Luttrell

Senior Vice President & Chief Financial Officer

- 14+ years in accounting, including 11 years in Ernst & Young's assurance practice
- Extensive experience with multiple equity and debt transactions, for publicly-traded companies ranging from small cap companies to Fortune 100 companies
- Served in a leadership role for several years on large multi-family REIT engagement



David Corak

Senior Vice President, Corporate Finance

- 6+ years of sell-side research experience at Stifel Financial Corp. and B Riley FBR covering the self-storage sector amongst other REIT sectors
- 2+ years of banking experience at PNC Financial Services
- CFA® Charterholder

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November 2018 Investor PresentationJCAP’S COMPETITIVE ADVANTAGE ACCESSIBLE JCAP CAPITAL vs. COMMERICAL BANKS’ RETREAT FROM SELF-STORAGE CONSTRUCTION LENDING .. Continued post-recession hangover of commercial banks diminishes appetite for self-storage construction loans .. Regulatory hurdles diminish the profitability of self-storage construction loans for banks .. Dodd-Frank, Basel III and HVCRE reserve requirements .. Allocation preference to stabilized / pre-leased CRE (e.g. Industrial, Office, Multi-family) CREATIVE INVESTMENT STRUCTURES PROVIDE ONE-STOP SHOP .. Development financing of up to 97% loan-to-cost (“LTC”). Banks offer 60% to 65% .. JCAP can offer flexible financing structures on both development projects and projects in lease-up .. Developer freed of burden to raise capital from multiple sources .. Unitranche JCAP pricing (coupon + profits interest + RoFR) is highly competitive compared to pricing of component parts NON-RECOURSE .. JCAP capital is non-recourse to the developer (except for certain carve outs) SELF-STORAGE EXPERTISE AND FOCUS .. JCAP adds value as a storage expert that can assist in avoiding costly common mistakes, such as selecting poor sites in saturated submarkets and selecting subpar property managers who do not drive occupancy or effectively manage revenue and / or operating expenses .. JCAP is a reliable exit option – operating partnership units provide tax efficient means for developer exit 7 January 2019 Investor Presentation

November 2018 Investor PresentationHIGH ROI BUSINESS MODEL EXECUTED IN TOP SELF-STORAGE MARKETS ATTRACTIVE RISK-ADJUSTED RETURNS THROUGH EQUITY PARTICIPATION DEVELOPMENT INVESTMENTS Ground-up Construction | Major Redevelopment .. Focus on programmatic self-storage development of Generation V facilities in top-tier markets .. Partner with experienced developers who desire a reliable, highly-experienced and fair capital partner: .. High character, financial stability and proven track record for picking great sites .. Known to JCAP management .. Loyalty .. Target projects expected to generate mid-to-high teens unlevered IRR(1) .. RoFR or developer buyout allows JCAP long-term ownership at above-market long-term yields PRIMARY INVESTMENT STRATEGY TYPICAL INVESTMENT TERMS .. 90% to 97% LTC .. 6 year term .. RoFR .. Equity & cash flow participation .. 10% to 30% funded at origination; balance funded over 15 to 24 months BRIDGE RECAPITALIZATION INVESTMENTS Recapitalizing Existing Generation V Facilities .. Provide professional developers with capital to refinance upcoming construction loan maturities and provide distributions to equity partners prior to stabilization of their self-storage projects .. Ideal opportunities involve: .. Generation V facilities that were constructed and open for business within the last four years .. Located in one of the top 50 MSAs .. Owned by developers meeting same criteria as for JCAP development investments .. IRR consistent with development investments with discount for lack of construction risk and reduced lease up risk and opportunity for long-term JCAP ownership PRIMARY INVESTMENT STRATEGY TYPICAL INVESTMENT TERMS .. 70% to 100% loan- to-value (“LTV”) .. 5 to 7 year term .. RoFR .. Equity & cash flow participation .. 90% to 95% funded at origination; balance funded over remaining lease-up period (1) Projected IRR range assumes the following: 3 to 5 year lease-up period, a 9.0% development yield, a 5.5% exit cap rate and a sale at stabilization. 8 January 2019 Investor Presentation

January 2019
Investor Presentation

DEVELOPMENT PROJECT INVESTMENT TIMELINE

- Below is an example of a typical timeline for a 72,000 net rentable square feet development project with total cost of $10 million. Key assumptions include:
  - 9.0% yield on cost (target is 300bps above exit cap rate) and a 5.5% cap rate (current average of JCAP fair value marks) at stabilization
  - JCAP lends 90% of total cost and receives fixed interest rate of 6.9% ($2.1 to $2.7 million depending on timing)
  - JCAP receives a 49.9% profits interest and RoFR
  - JCAP receives 1.0% origination fee

  TOTAL FAIR VALUE GAIN = (STABILIZED VALUE - TOTAL COST) X 49.9% = ($16.4 MILLION – $10.0 MILLION) X 49.9% = $3.2 MILLION
- Each development investment projected to generate mid-to-high teens unlevered IRR[(1)]


Construction Start → Stabilization
~ 4 - 7 YEARS
Investment Closing
Construction Completion(2)
(~$12.9 million estimated fair value of underlying real estate)
Stabilization
(~$16.4 million estimated fair value of underlying real estate)
Term Sheet to Closed Investment
Facility Construction
($10.0 million total cost; $9.0 million JCAP commitment)
(~90% of JCAP commitment funded by construction completion)
Lease-up Period
(Remaining ~10% of JCAP commitment funded over first 12 to 18 months of lease-up)
2 - 4 MONTHS
16 - 24 MONTHS
Fair value accounting recognition of 1/3 estimated profit between 40% completion and substantial completion
3 - 5 YEARS
Fair value accounting recognition of balance of estimated profit over remaining term of investment using DCF method
Cumulative % of Total Fair Value Gain Recognized
~ 33%
~ 45% - 50%
100%

(1) Projected IRR range assumes the following: 3 to 5 year lease-up period, a 9.0% development yield, a 5.5% exit cap rate and a sale at stabilization. | (2) Value at construction completion estimate based on a 150bp spread to exit cap rate (7%).

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November 2018 Investor Presentation 0.5x 2.5x 2.4x 1.5x 0.4x 1.4x 0.8x 0.5x 0.3x 1.1x 1.6x 1.3x 1.4x 1.6x 2.8x 2.6x 2.0x 0.6x 1.6x 1.0x 0.7x 1.0x 1.8x 2.1x 1.8x 2.0x 0.0x 0.5x 1.0x 1.5x 2.0x 2.5x 3.0x 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 1Q16-3Q18 2018E EPS Coverage AEPS Coverage PREDICTABLE DIVIDEND THAT TRACKS VALUE CREATION (1) Quarterly diluted net income per common share and diluted adjusted earnings per common share per filings. For the definition of adjusted earnings per share and a reconciliation against net loss attributable to common stockholders, see our Annual Report on Form 10-K for the year ended December 31, 2017, our Quarterly Reports for the quarters ended March 31, 2018, June 30, 2018, and September 30, 2018, respectively, and our earnings release furnished on October 31, 2018. | (2) 2018E diluted net income per common share and diluted adjusted earnings per common share per midpoint of full year 2018 guidance released on October 31, 2018. .. Since the beginning of 2016, cumulative GAAP earnings have exceeded cumulative distributions to common stockholders – dividend is economically covered .. Tax efficient cash return to shareholders while portfolio value and book value grow .. Stable quarterly dividend of $0.35 per share is preferable to lumpy distributions dependent on asset sales and realized gains HISTORICAL DILUTED GAAP EARNINGS PER SHARE (EPS) AND ADJUSTED EPS AND COMMON DIVIDENDS(1)(2) 10 January 2019 Investor Presentation

January 2019
Investor Presentation

UNDERWRITING TRACK RECORD – FACILITIES OPEN MORE THAN 1 YEAR

CONSISTENT OUTPERFORMANCE RELATIVE TO UNDERWRITING

VAST MAJORITY OF PROJECTS EXCEEDING OCCUPANCY PROJECTIONS

COMMITMENT DATE	MSA	DATE OPENED	MONTHS OPEN(1)	CURRENT PHYSICAL OCCUPANCY(1)	VS. UW OCCUPANCY
4/21/2015	Orlando 1/2	5/1/2016	32[2]	84.3%	
6/26/2015	Atlanta 2	5/24/2016	31	79.3%	
6/10/2015	Atlanta 1	5/25/2016	31	84.3%	
9/30/2015	Jacksonville 1	8/12/2016	29	88.1%	
6/29/2015	Charlotte 1	8/18/2016	28	56.4%	
7/2/2015	Milwaukee	10/9/2016[3]	27	60.2%	
7/31/2015	New Haven	12/16/2016	25	61.8%	
10/27/2015	Austin	3/16/2017	22	68.1%	
8/10/2015	Pittsburgh	5/11/2017[4]	20	32.5%	
7/19/2016	Jacksonville (H)	7/26/2017	17	78.6%	
9/28/2016	Columbia (H)	8/23/2017	16	52.8%	
8/15/2016	Atlanta 2 (H)	9/14/2017	16	49.7%	
4/15/2016	Washington DC (H)	9/25/2017	15	58.4%	
1/4/2017	New York City 1	9/29/2017	15	56.2%	
8/25/2016	Denver (H)	12/14/2017	13	49.9%	
AVERAGE			22.4	64.0%	+0.1%


self storage

ATLANTA 1 | 5110 McGinnis Ferry Rd Alpharetta, GA 30005



AUSTIN | 215 N AW Grimes Blvd Round Rock, TX 78664

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Note: (H) denotes a facility that is part of our Heitman JV. | **(1)** Months open and physical occupancy as of 12/31/18. | **(2)** Orlando 1 (51,235 NRSF) was at 86.2% physical occupancy on 7/18/17. On 7/19/17 a 42,730 NRSF addition opened for business. Occupancy reflected is for combined facility. | **(3)** Property opened to partial leasing October 9, 2016. All floors opened to leasing February 2017. | **(4)** Property received temporary C/O ("Certificate of Occupancy") on May 11, 2017. First tenants moved in after permanent C/O in July 2017.

November 2018 Investor PresentationUNDERWRITING TRACK RECORD – FACILITIES OPEN BETWEEN 6 MONTHS AND 1 YEAR Note: (H) denotes a facility that is part of our Heitman JV. | (1) Months open and physical occupancy as of 12/31/18. DENVER (H) | 2225 E 104th Ave Northglenn, CO 80233 AVERAGE (ALL FACILITIES) 18.4 54.0% +0.3% 12 JACKSONVILLE 2 | 45 Jefferson Rd Jacksonville, FL 32225 January 2019 Investor Presentation CONSISTENT OUTPERFORMANCE RELATIVE TO UNDERWRITING VAST MAJORITY OF PROJECTS EXCEEDING OCCUPANCY PROJECTIONS COMMITMENT DATE MSA DATE OPENED MONTHS OPEN(1) CURRENT PHYSICAL OCCUPANCY(1) VS. UW OCCUPANCY 5/14/2015 Miami 1 (H) 2/23/2018 10 40.2% 8/14/2015 Raleigh 3/8/2018 10 28.7% 11/17/2016 Jacksonville 2 3/27/2018 9 33.7% 4/29/2016 Atlanta 1 (H) 4/12/2018 9 31.4% 12/22/2016 Raleigh (H) 6/8/2018 7 20.1% 1/31/2017 Atlanta 4 7/12/2018 6 18.4% AVERAGE 8.4 28.8% +0.9%

November 2018 Investor PresentationHIGH QUALITY SELF-STORAGE PROPERTIES LOCATED IN ATTRACTIVE MARKETS Note: Percentages and Company’s market average are weighted based on committed total investment amounts. | (1) Source: Census Bureau. | (2) Other markets include Austin, Baltimore, Charlotte, Chicago, Columbia, Fort Lauderdale, Houston, Kansas City, Knoxville, Louisville, Milwaukee, New Haven, New Orleans, Philadelphia, Pittsburgh, Raleigh, Tampa and Washington, DC. | (3) Source: Bank of America Merrill Lynch Research Report dated June 30, 2018.; REITs include CUBE, PSA, EXR, LSI, NSA. PORTFOLIO HIGHLIGHTS .. Investments in a portfolio of newly built, multi-story climate controlled Class-A self-storage facilities primarily located within the best submarkets of the top 50 MSAs .. 97% of facilities located within the top 50 MSAs; 83% located within the top 25 MSAs(1) .. Target submarkets are characterized by strong projected population growth and below average self-storage supply .. Seek submarkets positioned for high return self-storage development .. High density, population growth and household incomes .. Concentration of renters (particularly millennials) GEOGRAPHIC DIVERSIFICATION(2) EXPOSURE TO TOP MSAs Miami 22%Atlanta 13% New York City 11% Orlando 5% Los Angeles 5% Minneapolis 4% Boston 4% Jacksonville 4% Denver 4% Other 29% 83% 97% 0% 20% 40% 60% 80% 100% Top 25 Top 50 13 STORAGE REIT EXPOSURE TO TOP 25 MSAs(3) 83% 60% 0% 20% 40% 60% 80% 100% JCAP Self-Storage REIT Sector Average January 2019 Investor Presentation

November 2018 Investor Presentation 14 CURRENT PORTFOLIO AND INVESTMENT PIPELINE Note: As of 10/31/2018. Boston Los Angeles Development Markets Existing Markets Existing Markets & Pipeline Pipeline Washington, DCKansas City New Haven-Bridgeport Seattle New York City – Northern NJ Philadelphia Tampa Baltimore Miami Atlanta Orlando Minneapolis Jacksonville Houston Austin New Orleans Chicago Knoxville Louisville Charlotte Columbia Milwaukee Pittsburgh Raleigh Denver January 2019 Investor Presentation

January 2019
Investor Presentation

BUSINESS MODEL PROVEN FROM ORIGINATION TO ACQUISITION



JACKSONVILLE 1 | 1939 East West Pkwy Fleming Island, FL 32003

PROPERTY HIGHLIGHTS

- Multi-story climate controlled facility totaling 59,847 NRSF
- Investment originated in September 2015; C/O achieved August 2016; JCAP acquired developer interest January 2018
- Located on East West Parkway, just west of Highway 17, in Fleming Island, FL
- Submarket average household income: $101,396
- Achieved ~91% physical occupancy within the first 27 months of operation
- ~$67,000 additional cash flow from owning property vs. interest income on 6.9% loan from acquisition date through September 30, 2018

KEY METRICS

Date Acquired	January 2018
JCAP Loan Balance Outstanding[1]	$5,966,564
JCAP Additional Purchase Price[2]	$2,720,196
Total Cash Basis	$8,686,760
Initial Underwritten Stabilized NOI	$626,902
Most Recent NOI Annualized[3]	$583,032
NOI % of Stabilized Underwritten	93%
Underwritten Stabilization Date	August 2019
Months Remaining to Underwritten Stabilization Date	10

(1) Funded principal balance of the loan (net of unamortized origination fees) as of the date of acquisition. | **(2)** Represents cash consideration (inclusive of transaction costs), assumed liabilities, and net property working capital acquired, all as of the date of acquisition. | **(3)** Represents trailing three months annualized as of September 30, 2018.

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WHOLLY-OWNED PROPERTIES
January 2019 Investor Presentation

JCAP NOW HAS 100% OWNERSHIP OF SEVEN ON-BALANCE SHEET DEVELOPMENTS

SUMMARY & HIGHLIGHTS

- **100%** ownership of seven assets
  - Development loans on the seven properties converted to equity
- **~$20 million** aggregate purchase price for the developer interests in the seven properties
- **~$7 million** aggregate underwritten stabilized NOI for the seven properties[1]
- Recent acquisitions demonstrate JCAP's ability to execute long-term strategy to own developed assets at compelling yields



PITTSBURGH | 6400 Hamilton Ave Pittsburgh, PA 15206

WHOLLY-OWNED PORTFOLIO SUMMARY

PROPERTY NAME	MSA	DATE OPENED	DATE ACQUIRED	NRSF[2]	CURRENT PHYSICAL OCCUPANCY[3]
Orlando 1/2	Orlando, FL	5/1/2016	8/9/2017	93,965	84.3%
Atlanta 2	Atlanta, GA	5/24/2016	2/2/2018	66,137	79.3%
Atlanta 1	Atlanta, GA	5/25/2016	2/2/2018	71,968	84.3%
Jacksonville 1	Jacksonville, FL	8/12/2016	1/10/2018	59,847	88.1%
Pittsburgh	Pittsburgh, PA	5/11/2017[4]	2/20/2018	48,024	32.5%
Charlotte 1	Charlotte, NC	8/18/2016	8/31/2018	87,380	56.4%
New York 1	New York, NY	9/29/2017	12/21/2018	105,347	56.2%
AVERAGE					68.7%



ATLANTA 2 | 340 Franklin Road Gateway SE Marietta, GA 30067

(1) Net operating income (NOI) is a non- GAAP financial measure that excludes from operating income the impact of depreciation and general and administrative expense. Projected stabilized NOI represents NOI at an expected time in the future when operations at the facility have stabilized from lease up occupancy and rental rates. | (2) The net rentable square feet ("NRSF") includes only climate controlled and non-climate controlled storage space. It does not include retail space, office space, non-covered RV space or parking spaces. | (3) Physical occupancy as of 12/31/2018. | (4) Property received temporary C/O on May 11, 2017. First tenants moved in after permanent C/O in July 2017.

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BRIDGE RECAPITALIZATION

January 2019
Investor Presentation



West Doral | 590 NW 137th Ave
Miami, FL 33182



Brickell | 1103 SW 3rd Ave
Miami, FL 33130



Coconut Grove | 2434 SW 28th St
Miami, FL 33133



Pembroke Pines | 18460 Pines Blvd
Pembroke Pines, FL 33029



Doral | 4001 NW 77th Ave
Miami, FL 33166

INVESTMENT SUMMARY & HIGHLIGHTS

- Bridge financing provided to take out existing construction debt and certain equity capital partners on a portfolio comprised of three operating properties and two properties under construction
- ~$77 million immediate investment by JCAP with attractive economic terms similar to the Company's traditional development loans
- ~$6 million in interest and operating reserves to be funded during portfolio lease up to bring total commitment to ~$83 million
- Interest rates
  - Three operating properties – 6.9% cash interest
  - Two nearly-delivered properties – 6.5% cash interest + 3.0% interest paid in kind ("PIK interest")[1]
- 49.9% profits interest
- 90% C/O LTV, 70% Stabilized LTV

PORTFOLIO SUMMARY

$s in 000s PROPERTY NAME	LOCATION	DATE OPENED	CURRENT PHYSICAL OCCUPANCY[2]	NRSF	COMMITMENT AMOUNT
West Doral	Miami, FL	8/12/2016	78.1%	76,665	$13,370
Brickell	Miami, FL	10/9/2016	79.9%	74,685	20,201
Coconut Grove	Miami, FL	12/12/2016	82.9%	51,923	13,553
Pembroke Pines	Pembroke Pines, FL	3/26/2018	34.6%	86,880	18,462
Doral	Miami, FL	8/13/2018	13.8%	77,075	17,738
TOTAL					**$83,324**

(1) The two projects under construction will each also pay a $1 million preferred return to the developer after payment to JCAP of the PIK interest and before the 49.9% profits interest split. | (2) Physical occupancy as of 12/31/2018.

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JCAP CAPITAL SOURCES AND INVESTMENT USES

January 2019
Investor Presentation

- $282 million total estimated cash investment remaining on existing commitments
- Funding in place for all remaining cash investment on existing commitments comprised of cash on hand, capacity on the Company's secured credit line, bank term loan, and expected repayments of existing investments
- The Company has available $178 - $203 million from other potential capital sources to fund potential additional capital needs (excluding credit facility accordion)

Other Potential Sources	Potential Proceeds	Timing
Mortgage refi. / capital recycling	$45-60 million	2019
Series B Preferred ATM issuances	~$10 million	TBD
Secured debt on individual properties	$5-10 million	2019
Joint venture distributions	$5-10 million	2019
ATM availability	~$74 million	TBD
Additional credit facility capacity	$39 million[4]	TBD
Total	**$178-203 million**	

SOURCES AND USES FOR INVESTMENT AS OF 9/30/2018 ($ IN MILLIONS)[1]

ESTIMATED CAPITAL TO BE USED IN INVESTING ACTIVITIES	
Contractual investment obligations:	
Development property investments[2]	$274
Bridge loan investments	3
Self-storage real estate venture	1
Total Committed Investments	**$278**
Acquisition of developer interest closed in Q4 2018	4
Total to Fund Investments	**$282**

ESTIMATED SOURCES OF CAPITAL	
Cash and Cash Equivalents as of September 30, 2018	$43
Loan repayments in Q4 2018	15
Secured debt on one wholly-owned property (expected in Q1 2019)	8
Net proceeds from ATM issuances during Q4 2018	20
Credit facility utilization[3]	196
Total Sources	**$282**

(1) Does not include financing spend, positive operating cash flow or any additional purchases of developers' interest. | **(2)** Includes ~$9 million development commitment closed in November 2018. | **(3)** Assumes increase in the availability under the Credit Facility. As of December 31, 2018, $91.3 million was available for borrowing under the Credit Facility, and we can provide no assurances that we will be able to increase the availability to meet these expectations. | **(4)** Excludes $165 million accordion on Credit Facility. Assumes availability of $235 million under the Credit Facility.

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November 2018 Investor PresentationCONTACT JERNIGAN CAPITAL JERNIGAN CAPITAL, INC investorrelations@jernigancapital.com 6410 Poplar Ave, Suite 650 Memphis, TN 38119 www.jernigancapital.com 19 January 2019 Investor Presentation

November 2018 Investor Presentation APPENDIX

January 2019
Investor Presentation

PORTFOLIO DETAIL

Current Portfolio

$ in 000s

Date Acquired	Location (MSA)	Investment Type	Date Opened	Cash Investment [1]	Fair Value Recognized Through Date Acquired	Gross Basis [2]	Projected Stabilized NOI [3]
REIT Level Investments - as of 9/30/2018							
8/9/2017	Orlando 1/2	Wholly-Owned	5/1/2016	$12,047	$3,780	$15,827	$1,095
2/2/2018	Atlanta 2	Wholly-Owned	5/24/2016	8,766	2,900	11,666	759
2/2/2018	Atlanta 1	Wholly-Owned	5/25/2016	10,467	2,704	13,171	864
1/10/2018	Jacksonville 1	Wholly-Owned	8/12/2016	8,686	2,947	11,633	709
2/20/2018	Pittsburgh	Wholly-Owned	5/11/2017	7,414	1,976	9,390	688
8/31/2018	Charlotte 1	Wholly-Owned	8/18/2016	10,525	2,221	12,746	869
Subtotal Wholly-Owned Properties				**$57,905**	**$16,528**	**$74,433**	**$4,984**

Note: Represents portfolio as of 9/30/2018. | **(1)** Cash investment represents the sum of the funded principal balance of the loan (net of unamortized origination fees), cash consideration (inclusive of transaction costs), assumed liabilities, and net property working capital acquired, all as of the date of acquisition. | **(2)** Gross basis represents cash investment as defined above plus fair value appreciation recognized through the date of acquisition. | **(3)** Net operating income ("NOI") is a non-GAAP financial measure that excludes from operating income the impact of depreciation and general and administrative expense. Projected stabilized NOI represents NOI at an expected time in the future when operations at the facility have stabilized from lease up occupancy and rental rates.

21

PORTFOLIO DETAIL – CONTINUED

January 2019
Investor Presentation

Current Portfolio

$ in 000s

Closing Date	Location (MSA)	Investment Type	Status [4]	Commitment	Funded Investment [1]	Remaining Unfunded Commitment	Fair Value
REIT Level Investments - as of 9/30/2018							
7/2/2015	Milwaukee [2]	Development	C/O achieved Oct. 2016	$7,650	$7,643	$7	$8,885
7/31/2015	New Haven [2]	Development	C/O achieved Dec. 2016	6,930	6,807	123	8,693
8/14/2015	Raleigh [2]	Development	C/O achieved Mar. 2018	8,792	8,351	441	8,514
10/27/2015	Austin [2]	Development	C/O achieved Mar. 2017	8,658	7,683	975	8,844
9/20/2016	Charlotte 2 [2]	Development	C/O achieved Aug. 2018	12,888	10,052	2,836	11,093
11/17/2016	Jacksonville 2 [2]	Development	C/O achieved Mar. 2018	7,530	7,034	496	8,825
1/4/2017	New York City 1 [2,5]	Development	C/O achieved Sep. 2017	16,117	16,117	-	21,506
1/18/2017	Atlanta 3 [3]	Development	C/O expected Q2 2019	14,115	4,751	9,364	4,642
1/31/2017	Atlanta 4 [2]	Development	C/O achieved Jul. 2018	13,678	11,835	1,843	14,321
2/24/2017	Orlando 3 [2]	Development	C/O achieved Jul. 2018	8,056	7,051	1,005	8,238
2/24/2017	New Orleans [3]	Development	C/O expected Q1 2019	12,549	7,273	5,276	7,943
2/27/2017	Atlanta 5 [3]	Development	C/O expected Q1 2019	17,492	11,458	6,034	12,190
3/1/2017	Fort Lauderdale [3]	Development	C/O expected Q1 2019	9,952	4,854	5,098	5,389
3/1/2017	Houston [3]	Development	C/O expected Q4 2018	13,630	7,233	6,397	8,637
4/14/2017	Louisville 1 [2]	Development	C/O achieved Aug. 2018	8,523	6,029	2,494	7,260
4/20/2017	Denver 1 [3]	Development	C/O expected Q1 2019	9,806	5,407	4,399	5,690
4/20/2017	Denver 2 [2]	Development	C/O achieved Jul. 2018	11,164	8,827	2,337	10,515
5/2/2017	Atlanta 6 [2]	Development	C/O achieved Oct. 2018	12,543	9,521	3,022	11,364
5/2/2017	Tampa 2 [3]	Development	C/O expected Q1 2019	8,091	3,440	4,651	3,409
5/19/2017	Tampa 3 [3]	Development	C/O expected Q4 2018	9,224	5,786	3,438	6,535
6/12/2017	Tampa 4 [2]	Development	C/O achieved Oct. 2018	10,266	7,857	2,409	10,053
6/19/2017	Baltimore [3]	Development	C/O expected Q4 2018	10,775	7,476	3,299	8,037

22

Note: Represents portfolio as of 9/30/2018. | **(1)** Represents principal balance of loan gross of origination fees. | **(2)** Construction at the facility was substantially complete and/or certificate of occupancy had been received as of 9/30/2018. | **(3)** Facility had achieved at least 40% construction completion but construction was not considered substantially complete as of 9/30/2018. | **(4)** Estimated C/O dates represent the Company's best estimate as of 9/30/2018, based on project specific information learned through underwriting and communications with respective developers. These dates are subject to change due to unexpected project delays/efficiencies. | **(5)** On December 21, 2018, the Company acquired the membership interest of its developer partner in its New York City 1 investment.

January 2019
Investor Presentation

PORTFOLIO DETAIL – CONTINUED

Current Portfolio

$ in 000s

Closing Date	Location (MSA)	Investment Type	Status [4]	Commitment	Funded Investment [1]	Remaining Unfunded Commitment	Fair Value
REIT Level Investments - as of 9/30/2018							
6/28/2017	Knoxville [2]	Development	C/O expected Q4 2018	$9,115	$6,186	$2,929	$6,684
6/29/2017	Boston 1 [2][5]	Development	C/O achieved Aug. 2018	14,103	12,311	1,792	13,581
6/30/2017	New York City 2 [2]	Development	C/O expected Q4 2018	26,482	22,397	4,085	22,905
7/27/2017	Jacksonville 3 [2]	Development	C/O expected Q4 2018	8,096	5,472	2,624	6,496
8/30/2017	Orlando 4 [3]	Development	C/O expected Q1 2019	9,037	4,749	4,288	5,214
9/14/2017	Los Angeles 1	Development	C/O expected Q3 2020	28,750	8,180	20,570	7,838
9/14/2017	Miami 1	Development	C/O expected Q3 2019	14,657	5,940	8,717	5,576
9/28/2017	Louisville 2 [2]	Development	C/O achieved Aug. 2018	9,940	7,220	2,720	8,644
10/12/2017	Miami 2	Development	C/O expected Q2 2020	9,459	1,087	8,372	834
10/30/2017	New York City 3	Development	C/O expected Q4 2019	14,701	4,222	10,479	3,752
11/16/2017	Miami 3	Development	C/O expected Q1 2020	20,168	3,912	16,256	3,315
11/21/2017	Minneapolis 1	Development	C/O expected Q3 2019	12,674	1,307	11,367	1,157
12/1/2017	Boston 2 [3]	Development	C/O expected Q1 2019	8,771	2,313	6,458	2,271
12/15/2017	New York City 4	Development	C/O expected Q4 2019	10,591	1,469	9,122	1,312
12/27/2017	Boston 3	Development	C/O expected Q1 2020	10,174	2,519	7,655	2,333
12/28/2017	New York City 5	Development	C/O expected Q4 2019	16,073	5,796	10,277	5,613
2/8/2018	Minneapolis 2 [3]	Development	C/O expected Q1 2019	10,543	5,720	4,823	5,962
3/30/2018	Philadelphia	Development	C/O expected Q3 2019	14,338	4,691	9,647	4,374
4/6/2018	Minneapolis 3	Development	C/O expected Q4 2019	12,883	2,681	10,202	2,532
5/1/2018	Miami 9	Development	C/O expected Q4 2019	12,421	2,626	9,795	2,369
5/15/2018	Atlanta 7	Development	C/O expected Q3 2019	9,418	117	9,301	23
5/23/2018	Kansas City	Development	C/O expected Q4 2019	9,968	525	9,443	423
6/7/2018	Orlando 5	Development	C/O expected Q4 2019	12,969	-	12,969	-
6/12/2018	Los Angeles 2	Development	C/O expected Q4 2020	9,298	4,518	4,780	4,484
Subtotal Development				**$553,058**	**$288,443**	**$264,615**	**$318,275**

Note: Represents portfolio as of 9/30/2018. | **(1)** Represents principal balance of loan gross of origination fees. | **(2)** Construction at the facility was substantially complete and/or certificate of occupancy had been received as of 9/30/2018. | **(3)** Facility had achieved at least 40% construction completion but construction was not considered substantially complete as of 9/30/2018. | **(4)** Estimated C/O dates represent the Company's best estimate as of 9/30/2018, based on project specific information learned through underwriting and communications with respective developers. These dates are subject to change due to unexpected project delays/efficiencies. | **(5)** On December 18, 2018, the Boston 1 development loan was refinanced by a third party, resulting in full repayment of the outstanding loan balance. JCAP retained its profits interest in the underlying self-storage facility.

23

January 2019
Investor Presentation

PORTFOLIO DETAIL – CONTINUED

Current Portfolio

$ in 000s						Remaining Unfunded	
Closing Date	**Location (MSA)**	**Investment Type**	**Status [4]**	**Commitment**	**Funded Investment [1]**	**Commitment**	**Fair Value**
REIT Level Investments - as of 9/30/2018							
12/23/2015	Miami	Construction	C/O expected Q4 2018	17,733	17,339	394	17,234
Subtotal Construction				**$17,733**	**$17,339**	**$394**	**$17,234**
3/2/2018	Miami 4 [2]	Bridge	C/O achieved Oct. 2016	20,201	19,970	231	22,229
3/2/2018	Miami 5 [2]	Bridge	C/O achieved Aug. 2018	17,738	16,492	1,246	13,788
3/2/2018	Miami 6 [2]	Bridge	C/O achieved Aug. 2016	13,370	13,370	-	17,179
3/2/2018	Miami 7 [2]	Bridge	C/O achieved Mar. 2018	18,462	17,156	1,306	15,341
3/2/2018	Miami 8 [2]	Bridge	C/O achieved Dec. 2016	13,553	13,241	312	13,325
Subtotal Bridge				**$83,324**	**$80,229**	**$3,095**	**$81,862**
12/22/2015	Chicago[5]	Operating Property		2,502	2,500	2	2,440
Subtotal Operating Property				**$2,502**	**$2,500**	**$2**	**$2,440**
Total REIT Committed Investments - as of 9/30/2018				**$656,617**	**$388,511**	**$268,106**	**$419,811**
Total REIT Committed Investments + Wholly-Owned Properties - as of 9/30/2018				**$714,522**	**NA**	**NA**	**NA**

Note: Represents portfolio as of 9/30/2018. | **(1)** Represents principal balance of loan gross of origination fees. | **(2)** Construction at the facility was substantially complete and/or certificate of occupancy had been received as of 9/30/2018. | **(3)** Facility had achieved at least 40% construction completion but construction was not considered substantially complete as of 9/30/2018. | **(4)** Estimated C/O dates represent the Company's best estimate as of 9/30/2018, based on project specific information learned through underwriting and communications with respective developers. These dates are subject to change due to unexpected project delays/efficiencies. | **(5)** On December 4, 2018, the Company received full repayment of its Chicago operating property loan.

24

January 2019
Investor Presentation

PORTFOLIO DETAIL – CONTINUED

Current Portfolio

$ in 000s

Closing Date	Location (MSA)	Investment Type	Status [4]	Size	Funded Investment [1]	Remaining Unfunded Commitment	Fair Value
Heitman Joint Venture							
5/14/2015	Miami 1 [2]	Development	C/O achieved Feb. 2018	$13,867	$12,039	$1,828	$14,354
5/14/2015	Miami 2 [2]	Development	C/O achieved Oct. 2018	14,849	13,622	1,227	15,202
9/25/2015	Fort Lauderdale [2]	Development	C/O achieved Jul. 2018	13,230	11,608	1,622	15,009
4/15/2016	Washington DC [2]	Development	C/O achieved Sep. 2017	17,269	16,713	556	19,771
4/29/2016	Atlanta 1 [2]	Development	C/O achieved Apr. 2018	10,223	9,575	648	10,767
7/19/2016	Jacksonville [2]	Development	C/O achieved Jul. 2017	8,127	7,422	705	11,677
7/21/2016	New Jersey [3]	Development	C/O expected Q4 2018	7,828	4,403	3,425	4,803
8/15/2016	Atlanta 2 [2]	Development	C/O achieved Sep. 2017	8,772	8,121	651	8,878
8/25/2016	Denver [2]	Development	C/O achieved Dec. 2017	11,032	10,123	909	12,610
9/28/2016	Columbia [2]	Development	C/O achieved Aug. 2017	9,199	8,715	484	9,741
12/22/2016	Raleigh [2]	Development	C/O achieved Jun. 2018	8,877	8,163	714	9,745
Total Heitman JV Investments				**$123,273**	**$110,504**	**$12,769**	**$132,557**
Total REIT + Heitman JV Committed Investments - as of 9/30/2018				**$779,890**	**$499,015**	**$280,875**	**$552,368**
Total REIT + Heitman JV Committed Investments + Wholly-Owned Properties - as of 9/30/2018				**$837,795**	**NA**	**NA**	**NA**
Recent REIT Level Investments - Closed 9/30/18 - 12/31/18							
11/20/2018	Baltimore	Development	C/O expected Q2 2020	9,247	NA	NA	NA
Total Recent REIT Level Investments - Closed 9/30/18 - 12/31/18				**$9,247**	**NA**	**NA**	**NA**
Total REIT + Heitman JV Committed Investments + Wholly-Owned Properties as of December 31, 2018 [5]				**$834,243**	**NA**	**NA**	**NA**

Note: Represents portfolio as of 9/30/2018. | **(1)** Represents principal balance of loan gross of origination fees. | **(2)** Construction at the facility was substantially complete and/or certificate of occupancy had been received as of 9/30/2018. | **(3)** Facility had achieved at least 40% construction completion but construction was not considered substantially complete as of 9/30/2018. | **(4)** Estimated C/O dates represent the Company's best estimate as of 9/30/2018, based on project specific information learned through underwriting and communications with respective developers. These dates are subject to change due to unexpected project delays/efficiencies. | **(5)** Total represents total portfolio as of 9/30/2018, plus investments closed from 10/1/2018 to 12/31/2018, minus the Boston 1 and Chicago investments, both of which repaid in December 2018.

25

November 2018 Investor PresentationJCAP IS AN EQUITY REIT, NOT A MORTGAGE REIT TYPICAL MORTGAGE REIT .. Higher corporate leverage, including leverage of junior debt .. No equity participation .. Structured finance arbitrage rather than property focus .. Communication with borrowers only when problems or reporting of covenant compliance JERNIGAN CAPITAL .. Low corporate leverage .. Equity participations that allow investors to participate in property appreciation .. Specific niche property focus led by team with decades of experience in self-storage .. Rights of first refusal for purchase of all new development .. Ongoing operations reporting and dialogue .. Equity REIT characteristics of JCAP investments .. 49.9% equity interest in every transaction; emphasis on value creation vs. immediate cash flow .. RoFR in every transaction + developer relationship = definitive bridge to property ownership .. 24/7 access to operating information .. 24/7 communication with developer partners 26 January 2019 Investor Presentation

November 2018 Investor PresentationHEITMAN CAPITAL MANAGEMENT JOINT VENTURE OVERVIEW HEITMAN JOINT VENTURE IS FULLY COMMITTED JV Partner Heitman Capital Management LLC Initial Investment Structure 90% Heitman / 10% JCAP Maximum and Current JV Commitment $123.3 million (Fully Committed) JCAP Fee Overview A. Acquisition Fee: 1% on new equity investments above $41.9 million initial contribution B. Administrative Fee (Capped) C. Promote: (i) 90% / 10% split through 14% IRR (ii) 80% / 20% split through 17% IRR (iii) 70% / 30% split through 20% IRR (iv) 60% / 40% split after 20% IRR Substantial Advantages of this Structure Match funding, no dilution, favorable promote structure .. On March 7, 2016, JCAP, through its operating company, entered into a limited liability company agreement to form a real estate venture (“JV”) partnership with an investment vehicle of Heitman Capital Management for an initial total commitment by the parties of up to $122.2 million, which was later increased to $123.3 million .. Heitman recognizes JCAP’s self-storage knowledge, experience and relationships and will rely on JCAP to source all investments, manage the relationships with developers, process and service all investments and make decisions regarding financial and tax accounting 27 January 2019 Investor Presentation

November 2018 Investor PresentationHIGHLAND CAPITAL SERIES A PREFERRED OVERVIEW Investor Funds managed by NexPoint Advisors, L.P. Structure of the Investment Series A Preferred Stock Investment Size Up to $125 million of equity capital through September 2018 Current Balance $125 million as of October 31, 2018 Investment Term JCAP has the right to redeem Series A Preferred Stock after August 1, 2021 Cost of Capital 7% cash dividend and Payment in Kind (“PIK”) dividend (common or additional Series A Preferred Stock, at investor’s election) up to 25% of incremental increase in book value; total return limited to 14% IRR In January 2018, executed amendment to the agreement which has the effect of leveling out the PIK dividend through the second quarter of 2021 Substantial Advantages of this Structure Match funding, limited dilution, alignment of interests .. On July 27, 2016, JCAP entered into an agreement with NexPoint Advisors, L.P., an affiliate of Highland Capital Management, LP, to issue up to $125 million of Series A Preferred Stock 28 January 2019 Investor Presentation

November 2018 Investor PresentationTERM LOANS OVERVIEW Lender FirstBank Structure of the Investment Secured by first mortgages on three of JCAP’s wholly-owned self-storage facilities Investment Size $24.9 million Term Three years, expiring August 1, 2021 Cost of Capital Interest at floating variable rate of one-month LIBOR plus 225 basis points, which resets monthly Substantial Advantages of this Structure Match funding, no dilution, lower-cost capital .. On August 17, 2018, certain wholly-owned subsidiaries of JCAP entered into loan agreements with FirstBank providing three term loans in the aggregate principal amount of $24.9 million. These term loans are secured by first mortgages on three of the Company’s wholly-owned self- storage facilities 29 January 2019 Investor Presentation

November 2018 Investor PresentationSERIES B PREFERRED STOCK OVERVIEW NYSE Symbol JCAP-PB Structure of the Investment Series B Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share with a liquidation preference of $25.00 per share; current market price of $24.95 per share Current Investment Size $39.3 million or 1,571,734 shares as of October 31, 2018 Investment Term JCAP has the right to redeem Series B Preferred Stock on or after January 26, 2023 Cost of Capital 7% cash dividend Use of Proceeds Fund existing or future investments in the Company’s development portfolio and operating property loan portfolio, including the Miami portfolio investment, and for general corporate purposes .. On January 26, 2018, JCAP issued $37.5 million of Series B cumulative redeemable perpetual preferred stock (“Series B Preferred Stock”) through a public offering .. On March 29, 2018, JCAP entered into a Distribution Agreement among JCAP, the Operating Company and B. Riley FBR, Inc., as sales agent, pursuant to which it may offer, from time to time, up to $45 million of Series B Preferred Stock 30 January 2019 Investor Presentation

November 2018 Investor PresentationCREDIT FACILITY OVERVIEW Lead Lenders / Arrangers KeyBank Capital Markets, Inc., Raymond James Bank, N.A. and BMO Harris Bank N.A. Structure of the Investment Senior secured revolving credit facility Investment Size Up to $235 million debt capital, expandable up to $400 million with accordion feature, upon satisfaction of certain conditions Current Balance As of December 31, 2018, the Company has no outstanding balance on the credit facility Term Three years, expiring December 28, 2021 with two one-year extension options to December 28, 2023. Capacity As of December 31, 2018, the Company has a borrowing capacity of $91.3 million and, based on expected C/Os, anticipates its borrowing base to increase over the balance of 2019 Cost of Capital Interest at rates between 225 and 325 basis points over 30-day LIBOR Primary Amendments to Original Facility Expanded facility to $235 million (from $100 million), increased accordion to $165 million (from $100 million), extended maturity by 3 ½ years (including extension options), lowered pricing by 50bps, and added a third tranche to the borrowing base for non-stabilized wholly owned real estate. .. In December 2018, JCAP entered into an amended and restated senior secured revolving credit facility of up to $235 million with a syndicate of banks led by KeyBank National Association, Raymond James Bank, N.A., and BMO Harris Bank N.A. 31 January 2019 Investor Presentation